EXECUTION  COPY

                                    GUARANTEE


          GUARANTEE, dated as of January 3, 2000, made by Keystone, Inc., a Texas close corporation (the "Guarantor"), in favor of Chase Bank of Texas, National Association, as administrative agent (in such capacity, the "Administrative Agent") for the banks and financial institutions or entities (the "Lenders") parties to the Credit Agreement, dated as of January 28, 1998, as amended, supplemented or otherwise modified from time to time (the "Credit Agreement") among Reliant Building Products, Inc., a Delaware corporation (the "Borrower"), the Lenders, Chase Securities, Inc., as advisor and arranger, Canadian Imperial Bank of Commerce, New York Agency, as documentation agent, and the Administrative Agent. Terms defined or referenced in the Credit Agreement and not otherwise defined or referenced herein are used herein as therein defined or referenced.


                              W I T N E S S E T H:


          WHEREAS, the Borrower and the Lenders are parties to the Credit Agreement;

          WHEREAS, the Borrower intends to complete a restructuring of its capital structure (the "Restructuring") to be implemented through certain amendments to the Credit Agreement, an exchange offer and consent solicitation for its outstanding Senior Subordinated Notes, and an equity investment by certain entities;

          WHEREAS, in order to effect the Restructuring, the Borrower requested that the Lenders execute and deliver a consent (the "Consent") to an amendment (the "Third Amendment") of the Credit Agreement and related documentation permitting the Borrower to borrow from time to time during the period from the date hereof to March 31, 2000 up to $2,000,000 in the aggregate or such larger amount as may be acceptable to the Administrative Agent (any such borrowing, an "Over Advance") in excess of the Total Revolving Extensions of Credit outstanding as of the date hereof; and

          WHEREAS, the Lenders have provided the Consent which requires that each Over Advance be guaranteed by the Guarantor, which holds an indirect interest in the Borrower.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

          .        Guarantee.    ()     The Guarantor hereby unconditionally and
irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of all amounts (the "Guaranteed Amounts") owing from time to time under the Credit Agreement and the Notes solely in respect of any and all Over Advances (including principal thereof and interest thereon, including interest accruing after the maturity of the Over Advances and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed therein), provided that in no event shall the Guaranteed Amounts exceed the value of the collateral on deposit in the Cash
Collateral Account maintained under the Cash Collateral Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Cash Collateral Agreement") by the Guarantor in favor of the Administrative Agent. At the option of the Administrative Agent, the Guaranteed Amounts may be declared due for all purposes hereof at any time upon the occurrence and during the continuance of an Event of Default.

          ()          The  Guarantor  further agrees to pay any and all expenses
(including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or the Lenders in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting against, the Guarantor under this Guarantee. Except as otherwise provided in Section 1(d), this Guarantee shall remain in full force and effect until all Obligations are paid in full, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

          (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent, for the benefit of the Lenders, on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

          (d) Anything herein to the contrary notwithstanding, this Guarantee shall be released automatically in its entirety, without any further action, and the Guarantor shall have no further obligation hereunder upon the successful completion of the Restructuring, as determined by the Administrative Agent, provided that the Total Revolving Extensions of Credit are then equal to or less than the Borrowing Base, and provided further that there is no Default or Event of Default in existence at such time.

          (e) Any determination made by the Administrative Agent as to the Guaranteed Amounts shall, if made in good faith, be conclusive for all purposes hereof, absent manifest error. Once made, the Over Advances shall be deemed to remain outstanding to the extent that this Guarantee has not been satisfied or released as provided in Section 1(c) or 1(d) and the Total Revolving Extensions of Credit equal or exceed the Over Advances.
          . No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Administrative Agent or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and each Lender by the Borrower on account of the Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

          .          Amendments, etc. with respect to the Obligations; Waiver of
Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Amounts made by the Administrative Agent or any Lender may be rescinded, and any of the Guaranteed Amounts continued, and the Guaranteed Amounts, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lenders, and any collateral security, guarantee or right of offset at any time held by the Lenders for the payment of the Guaranteed Amounts may be sold, exchanged, waived, surrendered or released. The Lenders and the Administrative Agent shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto or to liquidate the collateral in any manner, commencing on any date or over any period other than as required by applicable law. When making any demand hereunder against the Guarantor, the Administrative Agent or each Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          . Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any Guaranteed Amounts and notice of or proof of reliance by the Administrative Agent and the Lenders upon this Guarantee or acceptance of this Guarantee; the Guaranteed Amounts, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings relating to any Guaranteed Amounts between the Borrower or the Guarantor, on the one hand, and the Lenders and the Administrative Agent, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Guaranteed Amounts. Except as otherwise provided in Section 1(d), this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment to the extent provided herein without regard to any circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Guaranteed Amounts, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. Except as otherwise provided in Section 1(d), this Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders and respective successors, indorsees, transferees and assigns, until all Obligations shall have been satisfied by payment in full.

          .       Reinstatement.  This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Amounts is rescinded or must otherwise be restored or returned by the Administrative Agent and the Lenders upon the bankruptcy, insolvency, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

          .          Payments.   The Guarantor hereby agrees that any Guaranteed
Amounts will be paid to the Administrative Agent and the Lenders without set-off or counterclaim.

          .        Representations and Warranties.  The Guarantor represents and warrants  to  the  Administrative  Agent  and  the  Lenders  that:

          ()     the Guarantor is a corporation duly organized, validly existing and  in  good  standing under the laws of the jurisdiction of its incorporation;

          ()         the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the Cash Collateral Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee and the Cash Collateral Agreement and the grant of the security interest contemplated by the Cash Collateral Agreement;
          ()          each  of  this Guarantee and the Cash Collateral Agreement constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

          ()       the execution, delivery and performance of this Guarantee and the Cash Collateral Agreement will not violate any provision of any applicable law or contractual obligation of the Guarantor; and

          () no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee or the Cash Collateral Agreement.

          .          Notices.   All notices, requests and demands to or upon the
Administrative Agent and the Lenders, or the Guarantor to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or
(2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the address or transmission number set forth under the signature of the parts to whom notice is being given.

          ()      if to the Guarantor, at its address or transmission number for notices  set  forth  with  its  signature  hereto;

          ()      if to the Administrative Agent or the  Lenders, as provided in the  Credit  Agreement.

Either the Administrative Agent, the Lenders or the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

          .          Severability.    Any  provision  of this Guarantee which is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          .         Integration.  This Guarantee represents the agreement of the
Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent and the Lenders relative to the subject matter hereof not reflected herein.
          .         Amendments in Writing; No Waiver; Cumulative Remedies.    ()
None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Lenders in a letter or agreement executed by the Administrative Agent or by facsimile transmission from the Administrative Agent.

          ()          The  Lenders  shall  not  by  any act (except by a written instrument pursuant to paragraph 11(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lenders would otherwise have on any future occasion.

          ()      The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          .       Section Headings.  The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          .        Successors and Assigns.  This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

          . Governing Law; Jurisdiction; Consent to Service of Process. () This Guarantee shall in all respects be construed in accordance with and governed by the law of the State of New York without giving effect to the conflicts of law principles thereof.

          ()       The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee or the Cash Collateral Agreement, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced  in  other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee or the Cash Collateral Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Guarantee or the Cash Collateral Agreement against the Guarantor or its properties in the courts of any jurisdiction.

          () The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee or the Cash Collateral Agreement in any court referred to in paragraph (b) of this Section and hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          () The Guarantor irrevocably consents to service of process in the manner provided for notices to the Guarantor above. Nothing in this Guarantee or the Cash Collateral Agreement will affect the right of any party to this Guarantee or the Cash Collateral Agreement to serve process in any other manner permitted by law.

          .          WAIVER  OF JURY TRIAL.  THE GUARANTOR HEREBY WAIVES, TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE CASH COLLATERAL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE LENDERS HAVE BEEN INDUCED TO MAKE THE LOANS AND OTHER EXTENSIONS OF CREDIT CONTEMPLATED BY THIS GUARANTEE AND THE CASH COLLATERAL AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                       KEYSTONE,  INC.


                                       By /s/ David G. Brown

                                       Title VP CFO

                                       Address  for  Notices:

                                       201  Main  Street
                                       Fort  Worth,  Texas  76102
                                       Attention:    Kevin  G.  Levy
                                       Fax:    817-338-2067